A-19

     PLEDGE AND DISBURSEMENT AGREEMENT

     by and among



     AMERICAN SKIING COMPANY



     UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee


     and


     UNITED STATES TRUST COMPANY OF NEW YORK, as Collateral Agent













Dated:  June 28, 1996

Pledge and Disbursement Agreement


          THIS Pledge and
Disbursement Agreement (this
"Agreement"), dated as of June 28,
1996, is by and among AMERICAN SKIING
COMPANY (the "Company"), UNITED
STATES TRUST COMPANY OF NEW YORK, as
trustee under the Indenture referred
to below (the "Trustee"), and UNITED
STATES TRUST COMPANY OF NEW YORK, in
its capacity as collateral agent for
the Trustee and the Holders of the
Notes hereinafter described (the
"Collateral Agent").

RECITALS

     A.   The Notes.  Pursuant to
that certain Indenture (the
"Indenture") dated as of June 28,
1996 by and among the Company, the
Guarantors named on the signature
pages thereof and the Trustee, the
Company will issue $120,000,000
aggregate principal amount of 12%
Senior Subordinated Notes due 2006
(collectively, the "Notes").
Simultaneously with the payment for
the Notes (the "Deposit Time"),
$14,453,759 of the net proceeds from
the sale of the Notes (the "Pledged
Proceeds") will be deposited into a
segregated cash collateral trust
account with the Collateral Agent at
its office at 114 West 47th Street,
in New York, New York, Account No.
04639200, in the name of United
States Trust Company of New York, as
Trustee for American Skiing Company
(the "Collateral Account").  The
Collateral Account and all balances
and investments from time to time
therein shall be under the sole
control and dominion of the
Collateral Agent for the benefit of
the Holders of the Notes, the
Collateral Agent and the Trustee,
subject to the terms and conditions
hereof.  Capitalized terms used but
not defined herein shall have the
meanings assigned to them in the
Indenture.

     B.   Purpose.  The parties
hereto desire to set forth their
agreement with regard to the
administration of the Collateral
Account, the creation of a security
interest in the Collateral (as
defined herein) and the conditions
upon which funds will be released
from the Collateral Account and the
conditions upon which the security
interest and Lien described herein
will be released.

AGREEMENT

          NOW, THEREFORE, for good
and valuable consideration, the
receipt and sufficiency of which are
hereby acknowledged, the parties
hereto agree as follows:

     1.   Security Interest.

          1.1  Pledge and Assignment.
The Company hereby irrevocably
pledges, assigns and sets over to the
Trustee, and grants to the Trustee,
for the benefit of the Holders of the
Notes, a first priority continuing
security interest in all of the
Company's right, title and interest
to all of the following, whether now
owned or existing or hereafter
acquired or created (collectively,
the "Collateral"):

          1.1.1 the Collateral
     Account;

          1.1.2 all funds from time
     to time held in the Collateral
     Account, including, without
     limitation, the Pledged Proceeds
     and all certificates and
     instruments, if any, from time
     to time, representing or
     evidencing the Collateral
     Account or the Pledged Proceeds;

          1.1.3 all Allowable
     Investments (as defined herein),
     whether the same shall
     constitute certificated
     securities, uncertificated
     securities, investment property,
     instruments, general intangibles
     or otherwise held by or
     registered in the name of the
     Collateral Agent or the Trustee
     and all certificates and
     instruments, if any, from time
     to time representing or
     evidencing the Allowable
     Investments;

          1.1.4 all notes,
     certificates of deposit, deposit
     accounts, checks and other
     instruments from time to time
     hereafter delivered to or
     otherwise possessed by the
     Trustee or the Collateral Agent
     for or on behalf of the Company
     in substitution for or in
     addition to any or all of the
     then existing Collateral;

          1.1.5 all interest,
     dividends, cash, instruments and
     other property from time to time
     received, receivable or
     otherwise distributed in respect
     of or in exchange for any or all
     of the then existing Collateral;
     and

          1.1.6 all proceeds of the
     foregoing including, without
     limitation, cash proceeds.

The Company and the Trustee hereby
appoint the Collateral Agent to act
as the Trustee's agent, on behalf of
the Holders of the Notes, for
purposes of perfecting the foregoing
pledge, assignment and security
interest in the Collateral, and the
Collateral Agent hereby accepts such
appointment.  Subject to the
provisions of Section 7.07 of the
Indenture, for so long as the
foregoing pledge, assignment and
security interest remains in effect,
the Collateral Agent hereby waives
any right of setoff or banker's lien
that it, in its individual capacity,
may have with respect to any or all
of the Collateral.

          1.2  Secured Obligations.
This Agreement secures the due and
punctual payment and performance of
all obligations and indebtedness of
the Company, whether now or hereafter
existing, under the Notes and the
Indenture including, without
limitation, interest accrued thereon
after the commencement of a
bankruptcy, reorganization or similar
proceeding involving the Company to
the extent permitted by applicable
law (collectively, the "Secured
Obligations").

          1.3  Delivery of
Collateral.  All certificates or
instruments, if any, representing or
evidencing the Collateral shall be
held by or on behalf of the
Collateral Agent pursuant hereto and
shall be in suitable form for
transfer by delivery, or shall be
accompanied by duly executed
instruments of transfer or
assignments in blank, all in form and
substance reasonably satisfactory to
the Trustee and the Collateral Agent.
All securities in uncertificated or
book-entry form, if any, representing
or evidencing the Collateral shall be
registered in the name of the Trustee
or any of its nominees by book-entry
or as otherwise appropriate so as to
properly identify the interest of the
Trustee therein.  In addition, the
Trustee shall have the right, at any
time following the occurrence of an
Event of Default, and only for so
long as such Event of Default is
continuing, to transfer to or to
register in the name of the Trustee
or any of its nominees any or all
other Collateral.  Except as
otherwise provided herein, all
Collateral shall be deposited and
held in the Collateral Account.  The
Trustee shall have the right at any
time to exchange certificates or
instruments representing or
evidencing all or any portion of the
Collateral for certificates or
instruments of smaller or larger
denominations in the same aggregate
amount.

          1.4  Further Assurances.
Prior to, contemporaneously herewith,
and at any time and from time to time
hereafter, the Company will, at the
Company's expense, execute and
deliver to the Trustee or the
Collateral Agent such other
instruments and documents, and take
all further action as it deems
necessary or advisable or as the
Trustee or the Collateral Agent may
reasonably request including an
Opinion of Counsel, upon which the
Trustee or the Collateral Agent, as
the case may be, may conclusively
rely, to confirm or perfect the
security interest of the Trustee
granted or purported to be granted
hereby or to enable the Trustee to
exercise and enforce its rights and
remedies hereunder with respect to
any Collateral and the Company will
take all necessary action to preserve
and protect the security interest
created hereby as a first priority,
perfected lien and encumbrance upon
the Collateral.  The Company will pay
all costs incurred in connection with
any of the foregoing.

          1.5  Maintaining the
Collateral Account.  So long as this
Agreement is in full force and
effect:

          1.5.1     the Company shall
     establish and maintain the
     Collateral Account with the
     Collateral Agent in New York,
     New York, and the Collateral
     Account shall at all times
     remain under the exclusive
     dominion and control of the
     Collateral Agent for the benefit
     of the Holders of the Notes; and

          1.5.2     it shall be a
     term and condition of the
     Collateral Account,
     notwithstanding any term or
     condition to the contrary in any
     other agreement relating to the
     Collateral Account and except as
     otherwise provided by Section
     2.5 of this Agreement, that no
     amount (including, without
     limitation, interest on or other
     proceeds of the Collateral
     Account or on any Allowable
     Investments held therein) shall
     be paid or released to or for
     the account of, or withdrawn by
     or for the account of, the
     Company or any other person or
     entity other than the Trustee or
     its designated agent from the
     Collateral Account.

          1.6  Transfers and Other
Liens.  Until termination of this
Agreement pursuant to Section 8, the
Company agrees that it will not (i)
sell, assign (by operation of law or
otherwise) or otherwise dispose of,
or grant any option with respect to,
any of the Collateral or (ii) create
or permit to exist any Lien upon or
with respect to any of the
Collateral, except for the security
interest under this Agreement.

          1.7  Attorneys-in-Fact.  In
addition to all of the powers granted
to the Trustee pursuant to Article 6
of the Indenture, the Company hereby
irrevocably appoints each of the
Trustee and the Collateral Agent as
the Company's attorney-in-fact,
coupled with an interest, with full
authority in the place and stead of
the Company and in the name of the
Company or otherwise, from time to
time in the Trustee's or the
Collateral Agent's discretion to, so
long as any Event of Default has
occurred and is continuing, take any
action and to execute any instrument
which the Trustee or the Collateral
Agent may deem necessary or advisable
to accomplish the purposes of this
Agreement, including, without
limitation, to receive, endorse and
collect all instruments made payable
to the Company representing any
interest payment, dividend or other
distribution in respect of the
Collateral or any part thereof and to
give full discharge for the same, and
the expenses of the Trustee incurred
in connection therewith shall be
payable by the Company.

          1.8  Trustee May Perform.
Without limiting the authority
granted under Section 1.7 and except
with respect to the failure of the
Company to deliver investment
instructions, which shall be governed
by the second paragraph of Section
2.1 hereof, if the Company fails to
perform any agreement contained
herein, the Trustee or the Collateral
Agent may, but shall not be obligated
to, itself perform, or cause
performance of, such agreement, and
the expenses of the Trustee or the
Collateral Agent incurred in
connection therewith shall be payable
by the Company.  In the event that
the Trustee or the Collateral Agent
perform pursuant to this Section 1.8,
the Company shall indemnify the
Trustee or the Collateral Agent, as
the case may be, in the manner
provided in Section 7.07 of the
Indenture.

          1.9  Collateral Account
Statement.  Each month, the
Collateral Agent shall deliver to the
Company and the Trustee a statement
signed by the Collateral Agent in a
form satisfactory to the Company and
the Trustee setting forth with
reasonable particularity the balance
of funds then in the Collateral
Account and the manner in which such
funds are invested.  The parties
hereto irrevocably instruct the
Collateral Agent that on the first
date upon which the balance in the
Collateral Account is reduced to
zero, the Collateral Agent shall
deliver to the Company and to the
Trustee a notice that the balance in
the Collateral Account has been
reduced to zero.

     2.   Investment and Liquidation
of Funds in Collateral Account.
Funds deposited in the Collateral
Account shall be invested and
reinvested by the Collateral Agent on
the following terms and conditions:

          2.1  Allowable Investments.
Subject to the provisions of Articles
2 and 3, funds held by the Collateral
Agent in the Collateral Account may,
at the written direction of the
Company, be invested and reinvested
in U.S. Government Treasury
securities (the "Allowable
Investments"); provided, however,
that such Allowable Investments have
maturity dates not later than one
business day before the dates on
which the payments of interest on the
Notes to which such Allowable
Investments are pledged to secure
occur.

          If the Company fails to
give written investment instructions
to the Collateral Agent by 12:00 noon
(New York time) on any Business Day
on which there is uninvested cash
and/or maturing Allowable Investments
in the Collateral Account, the
Trustee is hereby authorized and
directed to direct the Collateral
Agent to, and the Collateral Agent
shall, invest any such cash or the
proceeds of any maturing Allowable
Investments in Allowable Investments
maturing on the next Business Day.
The Company's failure to give such
investment instructions shall not
constitute a default or an event of
default hereunder.

          2.2  Interest.  All
interest earned on funds invested in
Allowable Investments shall be held
in the Collateral Account and
reinvested in accordance with the
terms hereof and will be subject to
the security interest granted
hereunder to the Trustee.

          2.3  Limitation of
Trustee's and Collateral Agent's
Liability.  In no event shall the
Trustee or the Collateral Agent have
any liability to the Company or any
other Person for investing the funds
from time to time in the Collateral
Account in accordance with the
provisions of this Article 2,
regardless of whether greater income
or a higher yield could have been
obtained had the Collateral Agent
invested such funds in different
Allowable Investments, or for any
loss (including breakage costs or
loss of principal) associated with
the sale or liquidation of Allowable
Investments in accordance with the
terms of this Agreement, in each case
other than with respect to gross
negligence or willful misconduct of
the Collateral Agent.

          2.4  Liquidation of Funds.
In liquidating any Allowable
Investments in accordance with
Article 3 of this Agreement, the
Company shall direct the Trustee or
the Collateral Agent as to which
Allowable Investments shall be
liquidated.

                         3.
                         Interest
                         Payments.

          3.1  One Business Day prior
to the date of each of the first two
scheduled interest payments due on
the Notes, the Collateral Agent shall
transfer from the Collateral Account
to the Paying Agent funds necessary
to provide for payment in full of the
next scheduled interest payment on
the Notes.  The Collateral Agent will
take any action necessary to provide
for the payment of such interest
payment on the Notes directly to the
Holders of Notes from proceeds of the
Collateral in the Collateral Account.
Concurrently with any release of
funds to the Paying Agent pursuant to
this Section 3.1, the Company will
deliver to the Trustee a certificate
substantially in the form of Exhibit
A hereto.

          3.2  Upon payment in full
of the first two scheduled interest
payments on the Notes, the security
interest in the Collateral evidenced
by this Agreement will terminate and
be of no further force and effect.
Furthermore, upon the release of any
Collateral from the Collateral
Account in accordance with the terms
of this Agreement, whether upon
release of Collateral to Holders as
payment of interest, to the Company
or otherwise, the security interest
evidenced by this Agreement in the
Collateral so released will terminate
and be of no further force and
effect.

     4.   Representations and
Warranties.  The Company hereby
represents and warrants that:

          4.1  The execution,
delivery and performance by the
Company of this Agreement are within
the Company's corporate powers, have
been duly authorized by all necessary
corporate action, and do not
contravene, or constitute a default
under, any provision of applicable
law or regulation or of the
certificate of incorporation of the
Company or of any agreement,
judgment, injunction, order, decree
or other instrument binding upon the
Company or result in the creation or
imposition of any Lien on any assets
of the Company, except for the
security interests granted under this
Agreement.

          4.2  The Company is the
record and beneficial owner of the
Collateral, free and clear of any
Lien or claims of any person or
entity (except for the security
interests granted under this
Agreement).  No financing statement
covering the Collateral and creating
a perfected security interest in the
Collateral is on file in any public
office other than the financing
statements filed pursuant to this
Agreement.

          4.3  This Agreement has
been duly executed and delivered by
the Company and constitutes a valid
and binding obligation of the
Company, enforceable against the
Company in accordance with its terms,
except as such enforceability may be
limited by the effect of any
applicable bankruptcy, insolvency,
reorganization, moratorium or other
similar laws affecting creditors'
rights generally or general
principles of equity and commercial
reasonableness.

          4.4  Upon the filing of
financing statements required by the
Uniform Commercial Code (the "UCC"),
the pledge of the Collateral pursuant
to this Agreement creates a valid and
perfected first priority security
interest in and to the Collateral,
securing the payment of the Secured
Obligations for the benefit of the
Trustee and the ratable benefit of
the Holders of Notes, enforceable as
such against all creditors of the
Company and any persons purporting to
purchase any of the Collateral from
the Company other than as permitted
by the Indenture.

          4.5  Except as have been
obtained, no consent of any other
Person and no consent, authorization,
approval, or other action by, and no
notice to or filing with, any
governmental authority or regulatory
body is required either (1) for the
pledge by the Company of the
Collateral pursuant to this Agreement
or for the execution, delivery or
performance of this Agreement by the
Company (except for any filings
necessary to perfect Liens on the
Collateral) or (2) for the exercise
by the Trustee of the rights provided
for in this Agreement or the remedies
in respect of the Collateral pursuant
to this Agreement.

          4.6  No litigation,
investigation or proceeding of or
before any arbitrator or governmental
authority is pending or, to the
knowledge of the Company, threatened
by or against the Company with
respect to this Agreement or any of
the transactions contemplated hereby.

          4.7  The pledge of the
Collateral pursuant to this Agreement
is not prohibited by any applicable
law or governmental regulation,
release, interpretation or opinion of
the Board of Governors of the Federal
Reserve System or other regulatory
agency (including, without
limitation, Regulations G, T, U and X
of the Board of Governors of the
Federal Reserve System).

     5.   Covenants

          The Company covenants and
agrees with the Collateral Agent, the
Trustee and the Holders of Notes from
and after the date of this Agreement
until the earlier of payment in full
in cash of (A) each of the first two
scheduled interest payments due on
the Notes under the terms of the
Indenture or (B) all obligations
(including, but not limited to all
Secured Obligations) due and owing
under the Indenture and the Notes in
the event such obligations
(including, but not limited to all
Secured Obligations) become due and
payable prior to the payment of the
first two scheduled interest payments
on the Notes:

          (i) The Company agrees that
     it will not (a) sell or
     otherwise dispose of, or grant
     any option or warrant with
     respect to, any of the
     Collateral or (b) create or
     permit to exist any Lien upon or
     with respect to any of the
     Collateral (except for the lien
     created pursuant to this
     Agreement) and, except as
     otherwise provided in this
     Agreement, at all times will be
     the sole beneficial owner of the
     Collateral.

          (ii) Subject to Article 10
     of the Indenture, the Company
     agrees that it will not (a)
     enter into any agreement or
     understanding that purports to
     or may restrict or inhibit the
     Trustee's rights or remedies
     hereunder, including, without
     limitation, the Trustee's right
     to sell or otherwise dispose of
     the Collateral in accordance
     with the terms of this Agreement
     or (b) fail to pay or discharge
     any tax, assessment or levy of
     any nature not later than five
     days prior to the date of any
     proposed sale under any
     judgement, writ or warrant of
     attachment with regard to the
     Collateral.

          6. Remedies upon Default.
If any Event of Default shall have
occurred and be continuing:

          (i)  The Trustee may,
     without notice to the Company
     except as required by law and at
     any time or from time to time,
     direct the Collateral Agent to
     liquidate all Allowable
     Investments and transfer all
     funds in the Collateral Account
     to the Paying Agent to apply
     such funds in accordance with
     Section 6.10 of the Indenture.

          (ii) The Collateral Agent
     and/or the Trustee may also
     exercise in respect of the
     Collateral, in addition to the
     other rights and remedies
     provided for herein or otherwise
     available to it, all the rights
     and remedies of a secured party
     on default under the UCC
     (whether or not the UCC applies
     to the affected Collateral), and
     may also, without notice except
     as specified below, sell the
     Collateral or any part thereof
     in one or more parcels at public
     or private sale, at any of the
     Trustee's or the Collateral
     Agent's offices or elsewhere,
     for cash, on credit or for
     future delivery, and upon such
     other terms as the Trustee may
     deem commercially reasonable.
     The Company agrees that, to the
     extent notice of sale shall be
     required by law, at least ten
     days' notice to the Company of
     the time and place of any public
     sale or the time after which any
     private sale is to be made shall
     constitute reasonable
     notification.  The Trustee and
     the Collateral Agent shall not
     be obligated to make any sale of
     Collateral regardless of notice
     of sale having been given.  The
     Trustee or the Collateral Agent
     may adjourn any public or
     private sale from time to time
     by announcement at the time and
     place fixed therefor, and such
     sale may, without further
     notice, be made at the time and
     place to which it was so
     adjourned.

          (iii)  Any cash held by the
     Collateral Agent as Collateral
     and all net cash proceeds
     received by the Trustee or the
     Collateral Agent in respect of
     any sale or liquidation of,
     collection from, or other
     realization upon all or any part
     of the Collateral may, in the
     discretion of the Trustee, be
     held by the Trustee or the
     Collateral Agent as collateral
     for, and/or then or at any time
     thereafter be applied (after
     payment of any costs and
     expenses incurred in connection
     with any sale, liquidation or
     disposition of or realization
     upon the Collateral and the
     payment of any amounts payable
     to the Trustee or the Collateral
     Agent) in whole or in part by
     the Trustee or the Collateral
     Agent for the ratable benefit of
     the Holders of the Notes
     against, all or any part of the
     Secured Obligations in such
     order as the Trustee shall
     elect.  Any surplus of such cash
     or cash proceeds held by the
     Trustee or the Collateral Agent
     and remaining after payment in
     full of all the Secured
     Obligations and the costs and
     expenses incurred by and amounts
     payable to the Trustee or the
     Collateral Agent hereunder or
     under the Indenture shall be
     paid over to the Company or to
     whomsoever shall be lawfully
     entitled to receive such
     surplus.

          7.   Indemnity and
Authority of the Collateral Agent.

               7.1  The Collateral
     Agent shall have and be entitled
     to exercise all powers hereunder
     that are specifically granted to
     the Collateral Agent by the
     terms hereof, together with such
     powers as are reasonably
     incident thereto.  The
     Collateral Agent may perform any
     of its duties hereunder or in
     connection with the Collateral
     Account by or through agents or
     employees and shall be entitled
     to retain counsel of its choice
     and to act in reliance upon the
     advice of such counsel
     concerning all such matters.
     Neither the Collateral Agent nor
     any director, officer, employee,
     attorney or agent of the
     Collateral Agent shall be
     responsible for the validity,
     effectiveness or sufficiency
     hereof or of any document or
     security furnished pursuant
     hereto.  The Collateral Agent
     and its directors, officers,
     employees, attorneys and agents
     shall be entitled to rely on any
     communication, instrument or
     document believed by it or them
     to be genuine and correct and to
     have been signed or sent by the
     proper person or persons.  The
     Company agrees to indemnify and
     hold harmless the Collateral
     Agent, the Holders of Notes and
     any other Person from and
     against any and all costs,
     expenses (including the
     reasonable fees and
     disbursements of counsel
     (including the reasonably
     allocated costs of inside
     counsel)), claims and
     liabilities incurred by the
     Collateral Agent, the Holders of
     Notes or such Person hereunder,
     unless such claim or liability
     shall be due to willful
     misconduct or gross negligence
     on the part of the Collateral
     Agent, the Holders of Notes or
     such Person.

               7.2  The Company
     acknowledges that the rights and
     responsibilities of the
     Collateral Agent under this
     Agreement with respect to any
     action taken by the Collateral
     Agent or the exercise or
     non-exercise by the Collateral
     Agent of any option, right,
     request, judgment or other right
     or remedy provided for herein or
     resulting or arising out of this
     Agreement shall, as between the
     Collateral Agent and the Holders
     of Notes, be governed by the
     Indenture and by such other
     agreements with respect thereto
     as may exist from time to time
     among them, but, as between the
     Collateral Agent and the
     Company, the Collateral Agent
     shall be conclusively presumed
     to be acting as agent for the
     Holders of Notes with full and
     valid authority so to act or
     refrain from acting, and the
     Company shall not be obligated
     or entitled to make any inquiry
     respecting such authority.

               7.3  No provision of
     this Agreement shall require the
     Trustee to expend or risk its
     own funds or incur any
     liability.  The Trustee shall be
     under no obligation to exercise
     any of its rights and powers
     under this Agreement at the
     request of any Holders, unless
     such Holder shall have offered
     to the Trustee security and
     indemnity satisfactory to it
     against any loss, liability or
     expense.

          8.   Termination.

          8.1  This Agreement shall
create a continuing security interest
in and to the Collateral and such
security interest shall, unless
otherwise provided in the Indenture
or in this Agreement, remain in full
force and effect until the earlier of
payment in full in cash of (A) each
of the first two scheduled interest
payments due on the Notes under the
terms of the Indenture or (B) all
obligations (including, but not
limited to, all Secured Obligations)
due and owing under the Indenture and
the Notes in the event such
obligations become payable prior to
the payment of the first two
scheduled interest payments on the
Notes.  This Agreement shall be
binding upon the Company, its
successors and assigns, and shall
inure, together with the rights and
remedies of the Trustee hereunder, to
the benefit of the Trustee, the
Collateral Agent, the Holders of
Notes and their respective
successors, transferees and assigns.

          8.2  Subject to the
provisions of Section 9.3 hereof,
this Agreement shall terminate upon
the earlier of payment in full in
cash of (A) each of the first two
scheduled interest payments due on
the Notes under the terms of the
Indenture or (B) all obligations
(including, but not limited to, all
Secured Obligations) due and owing
under the Indenture and the Notes in
the event such obligations
(including, but not limited to all
Secured Obligations) become payable
prior to the payment of the first two
scheduled interest payments on the
Notes.  At such time, the Trustee
shall, at the written request of the
Company, reassign and redeliver to
the Company all of the Collateral
hereunder that has not been sold,
disposed of, retained or applied by
the Trustee in accordance with the
terms of this Agreement and the
Indenture.  Such reassignment and
redelivery shall be without warranty
(either express or implied) by or
recourse to the Trustee, except as to
the absence of any prior assignments
by or encumbrances created by the
Trustee on its interest in the
Collateral, and shall be at the
expense of the Company.

     9.   Miscellaneous.

          9.1  Waiver.  Either party
hereto may specifically waive any
breach of this Agreement by any other
party, but no such waiver shall be
deemed to have been given unless such
waiver is in writing, signed by the
waiving party, and specifically
designates the breach waived, nor
shall any such waiver constitute a
continuing waiver of similar or other
breaches.

          9.2  Invalidity.  If, for
any reason whatsoever, any one or
more of the provisions of this
Agreement shall be held or deemed to
be inoperative, unenforceable or
invalid in a particular case or in
all cases, such circumstances shall
not have the effect of rendering any
of the other provisions of this
Agreement inoperative, unenforceable
or invalid, and the inoperative,
unenforceable or invalid provision
shall be construed as if it were
written so as to effectuate, to the
maximum extent possible, the parties'
intent.

          9.3  Survival of
Provisions.  All representations,
warranties and covenants of the
Company contained herein shall
survive the execution and delivery of
this Agreement, and shall terminate
only upon the termination of this
Agreement; provided, however that the
Company's obligations pursuant to
Section 7 hereof shall survive the
termination of this Agreement
(including any termination under
applicable bankruptcy laws) or the
resignation or removal of the Trustee
or the Collateral Agent.

          9.4  Assignment.  This
Agreement shall inure to and be
binding upon the parties and their
respective successors and permitted
assigns; provided, however, that the
Company may not assign its rights or
obligations hereunder without the
express prior written consent of the
Trustee, acting at the direction of
the Holders as provided in the
Indenture.

          9.5  Entire Agreement;
Amendments.  This Agreement and the
Indenture contain the entire
agreement among the parties with
respect to the subject matter hereof
and supersede any and all prior
agreements, understandings and
commitments with respect thereto,
whether oral or written; provided,
however, that this Agreement is
executed and accepted by the Trustee
and the Collateral Agent subject to
all terms and conditions of its
acceptance of the trust under the
Indenture, as fully as if said terms
and conditions were set forth at
length herein.  This Agreement may be
amended only by a writing signed by
duly authorized representatives of
all parties.  The Trustee and the
Collateral Agent may execute an
amendment to this Agreement only if
the requisite consent of the Holders
of the Notes required by Section 9.02
of the Indenture has been obtained,
unless no such consent is required by
such Section 9.02 of the Indenture.

          9.6  Notices.  All notices
and other communications required or
permitted to be given or made under
this Agreement to any party hereto
shall be delivered in writing by hand
delivery or overnight delivery, or
shall be delivered by facsimile or
telephonically with confirmation in
writing not more than twenty-four
hours following such telephonic
notice.  A notice given in accordance
with the preceding sentence shall be
deemed to have been duly given upon
the sending thereof, except for
notice to the Trustee or the
Collateral Agent, which shall be
deemed given only when received.
Notices should be addressed as
follows:

To the Company:

American Skiing Company
Sunday River Access Road
Bethel, Maine 04217
Attention: Thomas M. Richardson
Facsimile number: (207) 824-2111
Telephone number: (207) 824-3000

With copies to:

Pierce, Atwood, Scribner, Allen,
Smith & Lancaster
One Monument Square
Portland, Maine 04101
Attention: Christopher E. Howard,
               Esq.
Facsimile number: (207) 773-3419
Telephone number: (212) 773-6411



To the Trustee:

United States Trust Company of New
York
114 West 47th Trust
New York, New York 10036
Attention: Corporate Trust
Administration (Reference - American
Skiing                Company)
Facsimile number: (212) 852-1625
Telephone number: (212) 852-1000

To the Collateral Agent:

United States Trust Company of New
York
114 West 47th Trust
New York, New York 10036
Attention: Corporate Trust
Administration (Reference - American
Skiing                Company)
Facsimile number: (212) 852-1625
Telephone number: (212) 852-1000

or at such other address, facsimile
number or phone number as the
specified entity most recently may
have designated in writing in
accordance with this paragraph to the
other parties.

          9.7  Expenses.  The Company
will upon demand pay to the Trustee
and the Collateral Agent the amount
of any and all reasonable fees and
expenses, including, without
limitation, the reasonable fees,
expenses and disbursements of its
counsel, retained by the Trustee and
Collateral Agent that the Trustee and
Collateral Agent may incur in
connection with (a) the
administration of this Agreement, (b)
the custody or preservation of, or
the sale of, collection from, or
other realization upon, any of the
Collateral, (c) the exercise or
enforcement of any of the rights of
the Trustee and Collateral Agent and
the Holders of Notes hereunder or (d)
the failure by the Company to perform
or observe any of the provisions
hereof, in each case other than any
such expenses that arise from the
gross negligence or willful
misconduct of the Trustee or
Collateral Agent.

          9.8  Security Interest
Absolute.  All rights of the Trustee
and the Holders of Notes and security
interests hereunder, and all
obligations of the Company hereunder,
shall be absolute and unconditional
irrespective of (a) any lack of
validity or enforceability of the
Indenture or any other agreement or
instrument relating thereto; (b) any
change in the time, manner or place
of payment of, or in any other term
of, all or any of the Secured
Obligations, or any other amendment
or waiver of or any consent to any
departure from the Indenture; (c) any
exchange, surrender, release or
non-perfection of any Liens on any
other collateral for all or any of
the Secured Obligations; or (d) to
the extent permitted by applicable
law, any other circumstance which
might otherwise constitute a defense
available to, or a discharge of, the
Company in respect of the Secured
Obligations or of this Agreement.

          9.9  Counterparts.  This
Agreement may be executed in one or
more counterparts, each of which
shall be deemed an original but all
of which together shall constitute
one and the same instrument.
Delivery of an executed counterpart
of a signature page to this Agreement
by facsimile shall be effective as
delivery of a manually executed
counterpart of this Agreement.

          9.10 Limitation by Law.
All rights, remedies and powers
provided herein may be exercised only
to the extent that they will not
render this Agreement not entitled to
be recorded, registered or filed
under provisions of any applicable
law.

          9.11 Rights of Holders of
Notes.  No Holder of Notes shall have
any independent rights hereunder
other than those rights granted to
individual Holders of Notes pursuant
to Section 6.06 of the Indenture;
provided that nothing in this
subsection shall limit any rights
granted to the Trustee under the
Notes or the Indenture.

          9.12 GOVERNING LAW;
SUBMISSION TO JURISDICTION; WAIVER OF
DAMAGES.
          (i)  THIS AGREEMENT SHALL
BE GOVERNED BY AND INTERPRETED UNDER
THE LAWS OF THE STATE OF NEW YORK,
AND ANY DISPUTE ARISING OUT OF,
CONNECTED WITH, RELATED TO, OR
INCIDENTAL TO THE RELATIONSHIP
ESTABLISHED AMONG THE COMPANY, THE
TRUSTEE AND THE HOLDERS OF NOTES IN
CONNECTION WITH THIS AGREEMENT, AND
WHETHER ARISING IN CONTRACT, TORT,
EQUITY OR OTHERWISE, SHALL BE
RESOLVED IN ACCORDANCE WITH THE
INTERNAL LAWS (AS OPPOSED TO THE
CONFLICTS OF LAWS PROVISIONS) AND
DECISIONS OF THE STATE OF NEW YORK.

          (ii)  THE COMPANY AGREES
THAT THE TRUSTEE SHALL, IN ITS
CAPACITY AS TRUSTEE OR IN THE NAME
AND ON BEHALF OF ANY HOLDER OF NOTES,
HAVE THE RIGHT, TO THE EXTENT
PERMITTED BY APPLICABLE LAW, TO
PROCEED AGAINST THE COMPANY OR ITS
PROPERTY IN A COURT IN ANY LOCATION
REASONABLY SELECTED IN GOOD FAITH
(AND HAVING PERSONAL OR IN REM
JURISDICTION OVER THE COMPANY OR ITS
PROPERTY, AS THE CASE MAY BE) TO
ENABLE THE TRUSTEE TO REALIZE ON SUCH
PROPERTY, OR TO ENFORCE A JUDGMENT OR
OTHER COURT ORDER ENTERED IN FAVOR OF
THE TRUSTEE.  THE COMPANY AGREES THAT
IT WILL NOT ASSERT ANY COUNTERCLAIMS,
SETOFFS OR CROSS CLAIMS IN ANY
PROCEEDING BROUGHT BY THE TRUSTEE TO
REALIZE ON SUCH PROPERTY OR TO
ENFORCE A JUDGEMENT OR OTHER COURT
ORDER IN FAVOR OF THE TRUSTEE, EXCEPT
FOR SUCH COUNTERCLAIMS, SETOFFS OR
CROSSCLAIMS WHICH, IF NOT ASSERTED IN
ANY SUCH PROCEEDING, COULD NOT
OTHERWISE BE BROUGHT OR ASSERTED.
THE COMPANY WAIVES ANY OBJECTION THAT
IT MAY HAVE TO THE LOCATION OF THE
COURT IN WHICH THE TRUSTEE HAS
COMMENCED A PROCEEDING DESCRIBED IN
THIS PARAGRAPH INCLUDING, WITHOUT
LIMITATION, ANY OBJECTION TO THE
LAYING OF VENUE OR BASED ON THE
GROUNDS OF FORUM NON CONVENIENS.

          (iii)  THE COMPANY, THE
TRUSTEE AND THE COLLATERAL AGENT EACH
WAIVE ANY RIGHT TO HAVE A JURY
PARTICIPATE IN RESOLVING ANY DISPUTE,
WHETHER SOUNDING IN CONTRACT, TORT,
OR OTHERWISE ARISING OUT OF,
CONNECTED WITH, RELATED TO OR
INCIDENTAL TO THE RELATIONSHIP
ESTABLISHED BETWEEN THEM IN
CONNECTION WITH THIS AGREEMENT.
INSTEAD, ANY DISPUTES RESOLVED IN
COURT WILL BE RESOLVED IN A BENCH
TRIAL WITHOUT A JURY.

          (iv)  THE COMPANY AGREES
THAT NEITHER THE TRUSTEE, THE
COLLATERAL AGENT NOR ANY HOLDER OF
NOTES SHALL HAVE ANY LIABILITY TO THE
COMPANY (WHETHER SOUNDING IN TORT,
CONTRACT OR OTHERWISE) FOR LOSSES
SUFFERED BY THE COMPANY IN CONNECTION
WITH, ARISING OUT OF, OR IN ANY WAY
RELATED TO, THE TRANSACTIONS
CONTEMPLATED AND THE RELATIONSHIP
ESTABLISHED BY THIS AGREEMENT, OR ANY
ACT, OMISSION OR EVENT OCCURRING IN
CONNECTION THEREWITH, UNLESS IT IS
DETERMINED BY A FINAL AND
NONAPPEALABLE JUDGMENT OF A COURT
THAT IS BINDING ON THE TRUSTEE OR
SUCH HOLDER OF NOTES, AS THE CASE MAY
BE, THAT SUCH LOSSES WERE THE RESULT
OF ACTS OR OMISSIONS ON THE PART OF
THE TRUSTEE OR SUCH HOLDER OF NOTES,
AS THE CASE MAY BE, CONSTITUTING BAD
FAITH, GROSS NEGLIGENCE OR WILLFUL
MISCONDUCT.

          (v)  TO THE EXTENT
PERMITTED BY APPLICABLE LAW, AND
EXCEPT AS OTHERWISE PROVIDED IN THIS
AGREEMENT, THE COMPANY WAIVES ALL
RIGHTS OF NOTICE AND HEARING OF ANY
KIND PRIOR TO THE EXERCISE BY THE
TRUSTEE OR ANY HOLDER OF NOTES OF ITS
RIGHTS DURING THE CONTINUANCE OF AN
EVENT OF DEFAULT TO REPOSSESS THE
COLLATERAL WITH JUDICIAL PROCESS OR
TO REPLEVY, ATTACH OR LEVY UPON THE
COLLATERAL OR OTHER SECURITY FOR THE
SECURED OBLIGATIONS.  TO THE EXTENT
PERMITTED BY APPLICABLE LAW, THE
COMPANY WAIVES THE POSTING OF ANY
BOND OTHERWISE REQUIRED OF THE
TRUSTEE OR ANY HOLDER OF NOTES IN
CONNECTION WITH ANY JUDICIAL PROCESS
OR PROCEEDING TO OBTAIN POSSESSION
OF, REPLEVY, ATTACH OR LEVY UPON THE
COLLATERAL OR OTHER SECURITY FOR THE
SECURED OBLIGATIONS, TO ENFORCE ANY
JUDGMENT OR OTHER COURT ORDER ENTERED
IN FAVOR OF THE TRUSTEE OR ANY HOLDER
OF NOTES, OR TO ENFORCE BY SPECIFIC
PERFORMANCE, TEMPORARY RESTRAINING
ORDER OR PRELIMINARY OR PERMANENT
INJUNCTION, THIS AGREEMENT OR ANY
OTHER AGREEMENT OR DOCUMENT BETWEEN
THE COMPANY ON THE ONE HAND AND THE
TRUSTEE AND/OR THE HOLDERS OF NOTES
ON THE OTHER HAND.

          IN WITNESS WHEREOF, the
parties hereto have executed and
delivered this Pledge and
Disbursement Agreement as of the day
first written above.


COMPANY:  AMERICAN SKIING COMPANY

By
Name:
Title:


TRUSTEE:  UNITED STATES TRUST COMPANY
OF NEW YORK

By
Name:
Title:


COLLATERAL AGENT:UNITED STATES TRUST
COMPANY OF NEW YORK

By
Name:
Title:

EXHIBIT A



     [Form of Certificate for Release
of Funds to [Company][Paying Agent]]

AMERICAN SKIING COMPANY

Date:


          The undersigned officer of

American Skiing Company, a Maine

corporation (the "Company"), hereby

certifies, pursuant to Section 3.1 of

the Pledge and Disbursement

Agreement, dated as of June 28, 1996

(the "Pledge and Disbursement

Agreement"), by and among the

Company, United States Trust Company

of New York, as trustee (the

"Trustee"), and United States Trust

Company of New York, as collateral

agent (the "Collateral Agent"), under

the Indenture, dated as of June 28,

1996 (the "Indenture"), among the

Company, the Guarantors named on the

signature pages thereof and the

Trustee, that:

     The release of funds has been
     duly authorized by all necessary
     corporation action and does not
     contravene, or constitute a
     default under, any provision of
     applicable law or regulation or
     the certificate of incorporation
     of the Company or of any
     agreement, judgment, injunction,
     order, decree or other
     instrument binding upon the
     Company or result in the
     creation or imposition of any
     Lien on any assets of the
     Company.

          Capitalized terms used

herein without definition shall have

the meanings set forth in the Pledge

and Disbursement Agreement.



By:
Name:
Title: